Exhibit 99.8

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements present the pro forma consolidated financial position and results of operations of Yadkin Financial Corporation (“Yadkin”) following the completion of the merger with VantageSouth Bancshares, Inc. (“VantageSouth”) (the “VantageSouth Merger”) and following the completion of the merger with Piedmont Community Bank Holdings, Inc. (“Piedmont”) (the “Piedmont Merger”). The unaudited pro forma condensed combined financial statements are based upon the historical financial statements of Yadkin, VantageSouth, and Piedmont, as applicable, after giving effect to the VantageSouth Merger or the Piedmont Merger and adjustments described in the following footnotes, and are intended to reflect the impact of each of the proposed mergers on Yadkin.

The unaudited pro forma condensed combined balance sheets reflect the Mergers as if each had been consummated on March 31, 2014. The VantageSouth Merger and the merger with Piedmont will be accounted for as a reverse merger using the acquisition method of accounting, in accordance with the provisions of FASB ASC Topic 805-10, Business Combinations. Following the VantageSouth capital raise, existing shareholders of Piedmont and VantageSouth controlled approximately 55% of pro forma voting interests in the combined company, which is the primary reason that Yadkin is the accounting acquiree in the mergers.

The unaudited pro forma condensed combined balance sheets relating to the VantageSouth Merger and the Piedmont Merger reflect the mergers as if each had been consummated on March 31, 2014 and includes pro forma adjustments for preliminary valuations of certain tangible and intangible assets by Yadkin management pursuant to certain purchase accounting guidance. These adjustments are subject to further revision upon completion of the contemplated transaction and related intangible asset valuations.

The unaudited pro forma condensed combined statements of operations reflect the mergers as if each had been consummated on January 1, 2013 and combine Yadkin’s historical results for the year ended December 31, 2013 and quarter ended March 31, 2014 with VantageSouth’s historical results and with Piedmont’s historical results for the same periods.

On January 31, 2014, VantageSouth completed the sale of 9.2 million shares of its common stock for $46.9 million in a private placement issuance to new and existing accredited investors, including certain members of VantageSouth’s board of directors and their affiliates. The net proceeds of the VantageSouth capital raise were primarily used to repurchase its Series A and Series B Preferred Stock, which occurred on February 19, 2014. The unaudited pro forma condensed combined statements of operations also include adjustments giving effect to the VantageSouth capital raise and the VantageSouth preferred stock repurchase as if each had occurred on January 1, 2013.

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not reflect the realization of potential cost savings, revenue synergies or any potential restructuring costs. Certain cost savings and revenue synergies may result from the mergers. However, there can be no assurance that these cost savings or revenue synergies will be achieved. Cost savings, if achieved, could result from, among other things, the reduction of operating expenses, changes in corporate infrastructure and governance, the elimination of duplicative operating systems, and the combination of regulatory and financial reporting requirements under one state-chartered bank. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had each of the mergers been completed at the dates indicated. In addition, the unaudited pro forma combined financial information does not purport to project the future financial position or operating results of the combined company after completion of the mergers.

Pro Forma Adjustments

Since the mergers are considered reverse mergers where Piedmont (consolidated with VantageSouth) is the accounting acquirer and Yadkin is the accounting acquiree, pro forma adjustments are necessary to reflect estimated fair values of Yadkin’s assets and liabilities as well as other equity interests. Additionally, pro forma adjustments were made to the condensed combined statements of operations to give effect to pro forma events that are (1) directly attributable to the mergers, (2) factually supportable, and (3) expected to have a continuing impact on the combined results.

The pro forma adjustments reflecting the completion of the mergers are based upon the acquisition method of accounting in accordance with Section 805 of the FASB Codification and upon the assumptions set forth in the notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet has been adjusted to reflect the preliminary allocation of the estimated purchase price to identifiable net assets acquired. The estimated purchase price was calculated based upon $19.03 per share, the closing trading price of Yadkin’s voting common stock on June 26, 2014, which was the latest practicable trading date before the date of this document. The final allocation of the purchase price will be determined after the completion of the mergers. This allocation is dependent upon certain valuations and other studies that have not progressed to a stage where sufficient information is available to make a definitive allocation. The purchase price allocation adjustments and related amortization reflected in the following unaudited pro forma combined financial statements are preliminary and have been made solely for the purpose of preparing these statements.

The pro forma adjustments are based upon available information and certain assumptions that Yadkin and VantageSouth believe are reasonable under the circumstances. A final determination of the fair value of the assets acquired and liabilities assumed, which cannot be made prior to the completion of the acquisition, may differ materially from the preliminary estimates. This final valuation will be based on the actual fair values of tangible and intangible assets and liabilities assumed of Yadkin that are acquired as of the date of completion of the mergers. The final valuation may change the purchase price allocation, which could affect the fair value assigned to the assets acquired and liabilities assumed and could result in a change to the unaudited pro forma combined financial statements.

Yadkin expects to incur costs associated with integrating VantageSouth and, to a lesser extent, Piedmont, and each of their respective businesses. The unaudited pro forma condensed combined financial statements do not reflect nonrecurring merger costs, the cost of any integration activities, or benefits that may result from synergies that may be derived from any integration activities.

You should read this information in conjunction with the:

•	accompanying notes to the unaudited pro forma combined financial statements included in this exhibit;

•	separate historical audited consolidated financial statements and accompanying notes of VantageSouth as of and for the year ended December 31, 2013 (Successor) and periods from February 1 to December 31, 2012 (Successor) and from January 1 to January 31, 2012 (Predecessor), included in VantageSouth’s Annual Report on Form 10-K for the year ended December 31, 2013;

•	separate historical audited consolidated financial statements of Yadkin as of and for the years ended December 31, 2013, 2012 and 2011 in Yadkin’s Annual Report on Form 10-K for the year ended December 31, 2013;

•	separate historical audited consolidated financial statements of Piedmont as of and for the years ended December 31, 2013 and 2012, included in VantageSouth’s Current Report on Form 8-K filed on March 24, 2014;

•	separate unaudited historical consolidated financial statements of VantageSouth as of and for the three months ended March 31, 2014, included in VantageSouth’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014;

•	separate unaudited historical consolidated financial statements of Yadkin as of and for the three months ended March 31, 2014, included in Yadkin’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014; and

•	separate unaudited historical consolidated financial statements of Piedmont as of and for the three months ended March 31, 2014, included in this Current Report on Form 8-K.

YADKIN FINANCIAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2014

REFLECTING THE VANTAGESOUTH MERGER

(Dollars in thousands)	VantageSouth Bancshares, Inc. (As Reported by Accounting Acquirer)	Yadkin Financial Corporation (As Reported by Accounting Acquiree)	Adjustments to Reflect Yadkin / VantageSouth Merger		Yadkin Financial Corporation (Pro Forma)
Assets
Cash and due from banks	$30,969	$32,254	$—		$63,223
Interest-earning deposits with banks	42,474	29,249	—		71,723
Federal funds sold	—	15	—		15
Investment securities available for sale	407,231	267,093	—		674,324
Investment securities held to maturity	3,119	—	—		3,119
Loans held for sale	11,158	6,962	—		18,120
Loans, net of allowance for loan losses	1,374,713	1,366,176	(30,786	)(a)	2,710,103
Federal Home Loan Bank stock	8,455	2,789	—		11,244
Premises and equipment, net	44,350	40,396	—		84,746
Bank-owned life insurance	33,386	27,169	—		60,555
Foreclosed assets	9,505	2,828	(600	)(b)	11,733
Deferred tax asset, net	52,276	20,305	4,124	(c)	76,705
Goodwill	26,254	—	121,872	(d)	148,126
Other intangible assets, net	5,657	1,818	9,975	(e)	17,450
Accrued interest receivable and other assets	56,643	16,433	—		73,076

Total assets	$2,106,190	$1,813,487	$104,585		$4,024,262

Liabilities and Shareholders’ Equity
Deposits:
Non-interest bearing	$198,710	$287,585	$—		$486,295
Interest bearing	1,459,234	1,237,889	3,830	(f)	2,700,953

Total deposits	1,675,944	1,525,474	3,830		3,187,248
Short-term borrowings	129,500	49,083	95	(g)	178,678
Long-term debt	69,961	43,236	(14,483	)(h)	98,704
Accrued interest payable and other liabilities	11,764	6,928	—		18,692

Total liabilities	1,869,169	1,624,711	(10,558)		3,483,322

Shareholders’ equity
Preferred stock	—	28,405	—		28,405
Common stock	55	14,381	17,213	(i)	31,649
Common stock warrants	1,457	1,850			3,307
Additional paid-in capital	233,608	187,317	54,753	(i)	475,678
Retained earnings	4,622	(43,943)	43,943	(i)	4,622
Accumulated other comprehensive loss	(2,721)	766	(766	)(i)	(2,721)

Total shareholders’ equity	237,021	188,776	115,143		540,940

Total liabilities and shareholders’ equity	$2,106,190	$1,813,487	$104,585		$4,024,262

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements (VantageSouth Merger)” below for additional information.

YADKIN FINANCIAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2014

REFLECTING THE VANTAGESOUTH MERGER

(Dollars in thousands)	VantageSouth Bancshares, Inc. (As Reported by Accounting Acquirer)	Adjustments to Reflect VantageSouth’s Capital Raise and Preferred Stock Repurchase	VantageSouth Bancshares, Inc. (Pro Forma for Capital Raise and Preferred Stock Repurchase)	Yadkin Financial Corporation (As Reported by Accounting Acquiree)	Adjustments to Reflect Yadkin / VantageSouth Merger		Yadkin Financial Corporation (Pro Forma)
Interest income
Loans	$19,906	$—	$19,906	$16,937	$1,427	(j)	$38,270
Investment securities	1,985	—	1,985	1,719	—		3,704
Federal funds sold and interest-earning deposits	26	—	26	10	—		36

Total interest income	21,917	—	21,917	18,666	1,427		42,010

Interest expense
Deposits	1,659	—	1,659	1,669	(638	)(k)	2,690
Borrowings and debt	1,109	—	1,109	394	181	(l)	1,684

Total interest expense	2,768	—	2,768	2,063	(457)		4,374

Net interest income	19,149	—	19,149	16,603	1,884		37,636
Provision for loan losses	1,290	—	1,290	(460)	—		830

Net interest income after provision for loan losses	17,859	—	17,859	17,063	1,884		36,806

Non-interest income
Service charges and fees	1,315	—	1,315	2,249	—		3,564
Mortgage banking	318	—	318	1,022	—		1,340
Government guaranteed lending	2,341	—	2,341	—	—		2,341
Bank-owned life insurance	306	—	306	137	—		443
Gain (loss) on sales of available for sale securities	—	—	—	1128	—		1,128
Other	387	—	387	161	—		548

Total non-interest income	4,667	—	4,667	4,697	—		9,364

Non-interest expense
Salaries and employee benefits	9,014	—	9,014	7,917	—		16,931
Occupancy and equipment	2,636	—	2,636	1,746	—		4,382
Merger and conversion costs	1,209	—	1,209	1,352	—		2,561
Other	5,872	—	5,872	4,178	295	(m)	10,345

Total non-interest expense	18,731	—	18,731	15,193	295		34,219

Net income before income taxes	3,795	—	3,795	6,567	1,589		11,951
Income tax expense	1,681	—	1,681	2,659	604	(n)	4,944

Net income	2,114	—	2,114	3,908	985		7,007
Dividends and accretion on preferred stock	377	(377)	—	559	—		559

Net income available to common shareholders	$1,737	$377	$2,114	$3,349	$985		$6,448

Net income per common share
Basic	$0.03		$0.04	0.24			$0.20

Diluted	$0.03		$0.04	0.23			$0.20

Weighted average common shares
Basic	52,075,323	3,168,019	55,243,342	14,211,456	17,263,544	(o)	31,475,000

Diluted	52,360,688	3,168,019	55,528,707	14,269,453	17,352,721	(o)	31,622,174

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements (VantageSouth Merger)” below for additional information.

YADKIN FINANCIAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS YEAR ENDED

DECEMBER 31, 2013

REFLECTING THE VANTAGESOUTH MERGER

(Dollars in thousands)	VantageSouth Bancshares, Inc. (As Reported by Accounting Acquirer)	ECB Bancorp, Inc. (As Reported for Period from January 1 to March 31, 2013)	Adjustments to Reflect ECB Bancorp, Inc. Merger		Adjustments to Reflect VantageSouth’s Capital Raise and Preferred Stock Repurchase		VantageSouth Bancshares, Inc. (Pro Forma for ECB Merger, Capital Raise, and Preferred Stock Repurchase)	Yadkin Financial Corporation (As Reported by Accounting Acquiree)	Adjustments to Reflect Yadkin / VantageSouth Merger		Yadkin Financial Corporation (Pro Forma)
Interest income
Loans	$71,627	$6,448	$1,051	(j)	$—		$79,126	$67,604	$7,133	(j)	$153,863
Investment securities	7,026	1,399	—		—		8,425	6,623	—		15,048
Federal funds sold and interest-earning deposits	89	16	—		—		105	72	—		177

Total interest income	78,742	7,863	1,051		—		87,656	74,299	7,133		169,088

Interest expense
Deposits	6,203	1,150	(357	)(k)	—		6,996	8,548	(2,553	)(k)	12,991
Borrowings and debt	2,450	154	(50	)(l)	—		2,554	1,693	629	(l)	4,876

Total interest expense	8,653	1,304	(407)		—		9,550	10,241	(1,924)		17,867

Net interest income	70,089	6,559	1,458		—		78,106	64,058	9,057		151,221
Provision for loan losses	5,469	1,258	—		—		6,727	(2,685)	—		4,042

Net interest income after provision for loan losses	64,620	5,301	1,458		—		71,379	66,743	9,057		147,179

Non-interest income
Service charges and fees	4,959	900	—		—		5,859	9,839	—		15,698
Mortgage banking	2,265	236	—		—		2,501	8,709	—		11,210
Government guaranteed lending	5,586	—	—		—		5,586	—	—		5,586
Bank-owned life insurance	1,226	93	—		—		1,319	599	—		1,918
Gain (loss) on sales of available for sale securities	1,215	305	—		—		1,520	(2,355)	—		(835)
Other-than-temporary impairment of equity securities	—	—	—		—		—	(39)	—		(39)
Gain on sale of loans	—	—	—		—		—	575	—		575
Gain on sale of branch	—	—	—		—		—	310	—		310
Gain on acquisition	7,773	—	(7,773	)(p)	—		—	—	—		—
Other	2,156	328	—		—		2,484	766	—		3,250

Total non-interest income	25,180	1,862	(7,773)		—		19,269	18,404	—		37,673

Non-interest expense
Salaries and employee benefits	36,486	3,676	—		—		40,162	30,976	—		71,138
Occupancy and equipment	9,052	1,064	—		—		10,116	7,816	—		17,932
Merger and conversion costs	14,638	2,314	(1,148	)(q)	—		15,804	—	—		15,804
Other	20,436	2,501	122	(m)	—		23,059	17,128	1,179	(m)	41,366

Total non-interest expense	80,612	9,555	(1,026)		—		89,141	55,920	1,179		146,240

Net income before income taxes	9,188	(2,392)	(5,289)		—		1,507	29,227	7,878		38,612
Income tax expense	2,014	(823)	515	(n)	—		1,706	10,401	2,994	(n)	15,101

Net income	7,174	(1,569)	(5,804)		—		(199)	18,826	4,884		23,511
Dividends and accretion on preferred stock	2,493	265	—		(2,758	)(r)	—	1,877	—		1,877

Net income available to common shareholders	$4,681	$(1,834)	$(5,804)		$(2,758)		$(199)	$16,949	$4,884		$21,634

Net income per common share
Basic	$0.11						$(0.00)	$1.19			$0.69

Diluted	$0.11						$(0.00)	$1.19			$0.69

Weighted average common shares
Basic	43,473,096		2,494,587	(s)	9,197,475	(t)	55,165,158	14,203,099	17,239,112	(o)	31,442,211

Diluted	43,636,498		2,494,587	(s)	9,197,475	(t)	55,328,560	14,224,720	17,290,175	(o)	31,514,895

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements (VantageSouth Merger)” below for additional information.

YADKIN FINANCIAL CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(VANTAGESOUTH MERGER)

1.	Basis of Presentation

The unaudited pro forma condensed combined financial statements included herein have been prepared pursuant to the rules and regulations of the SEC. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been omitted pursuant to such rules and regulations. However, management believes that the disclosures are adequate to make the information presented not misleading.

2.	Pro Forma Adjustments

Below is a summary of the adjustments made to develop these unaudited condensed pro forma combined financial statements.

(a)	Adjustment reflects the elimination of Yadkin’s historical allowance for loan losses of $16.5 million and the recording of a fair value discount of $47.3 million on the loan portfolio. The fair value discount was calculated by forecasting cash flows over the expected remaining life of each loan and discounting those cash flows to present value using current market rates for similar loans. Forecasted cash flows include an estimate of lifetime credit losses on the loan portfolio and reflect the difference between contractual interest rates and current market rates for similar loans.

(b)	Adjustment reflects the write-down of certain foreclosed assets based on current estimates of property values given current market conditions and additional discounts based on the combined Yadkin’s disposition strategy.

(c)	Adjustment reflects the tax impact of pro forma acquisition accounting fair value adjustments.

(d)	Goodwill represents the excess of the purchase price over the fair value of acquired net assets. The purchase price will not be finalized until the mergers are completed and will be based on the share price of Yadkin stock on that date. See “Purchase Price Allocation” below for more information regarding the allocation of the estimated Yadkin purchase price.

(e)	Adjustment reflects the fair value of the acquired core deposit intangible. The core deposit intangible is calculated as the present value of the difference between a market participant’s cost of obtaining alternative funds and the cost to maintain the acquired deposit base. Deposit accounts that are evaluated as part of the core deposit intangible include demand deposit accounts, money market and savings accounts.

(f)	Adjustment reflects the fair value premium on time deposits, which was calculated by discounting future contractual payments at a current market interest rate.

(g)	Adjustment reflects the fair value premium on short-term FHLB advances, which was calculated by discounting future contractual payments at current market interest rates. This fair value premium is also consistent with the prepayment penalty the FHLB would charge to terminate the advances.

(h)	Adjustment primarily reflects the fair value discount on junior subordinated debt to unconsolidated trusts (“trust preferred securities”). This discount was calculated by discounting future contractual payments at current market interest rates to issue similar securities, which was estimated at 8%.

(i)	Adjustments reflect the elimination of Yadkin’s historical accumulated deficit and accumulated other comprehensive income, an increase in common stock to reflect the par value of pro forma outstanding common shares following the merger, and an increase in additional paid-in-capital to reflect the adjusted common equity in the combined entity based the purchase price in the merger.

(j)	Interest income on loans was adjusted to reflect the difference between the contractual interest earned on loans and estimated income accretion over the remaining life of the acquired loans based on current market yields for similar loans. Income accretion was estimated on a level yield basis.

(k)	Interest expense on deposits was adjusted to reflect the amortization of the estimated time deposit fair value premium over the remaining life of the deposits.

(l)	Interest expense on borrowings and debt was adjusted to reflect the amortization of the estimated fair value premium on FHLB advances over the remaining life of the advances and the accretion of the estimated fair value discount on trust preferred securities over the remaining life of the junior subordinated debt.

(m)	Adjustment reflects amortization of the core deposit intangible over an estimated ten-year life.

(n)	Adjustment reflects the tax impact of pro forma acquisition accounting adjustments on the pro forma condensed combined statement of operations.

(o)	Adjustment reflects the conversion of VantageSouth pro forma weighted average shares outstanding at the 0.3125 exchange ratio established for the VantageSouth exchange ratio.

(p)	Adjustment reflects the elimination of the acquisition gain recognized in connection with the ECB merger. This gain was a nonrecurring item directly related to the merger and represents the excess of the fair value of acquired net assets over the ECB purchase price and fair value of other equity interests (i.e., preferred stock and common stock warrants).

(q)	Adjustment reflects the elimination of nonrecurring expenses that were necessary to complete the ECB merger (e.g., legal, accounting, and investment banking fees).

(r)	Adjustment reflects the elimination of VantageSouth and ECB preferred stock dividends paid in 2013.

(s)	ECB weighted average basic and diluted shares outstanding for the period from January 1 to March 31, 2013 totaled 2,849,841. Adjustment reflects the conversion of ECB weighted average shares outstanding at the 3.55 ECB merger exchange ratio, adjusted for the 90 days these shares were outstanding.

(t)	Adjustments reflects common shares issued in the VantageSouth capital raise.

3.	Purchase Price Determination

The guidance in FASB ASC 805-40-30-2 explains that the purchase price in a reverse merger is determined based on “the number of equity interests the legal [acquiree] would have had to issue to give the owners of the legal [acquirer] the same percentage equity interest in the combined entity that results from the reverse acquisition.” The first step in estimating the purchase price in the VantageSouth Merger is to determine the pro forma ownership of the combined institution following the merger. The table below summarizes, for each current shareholder group, the pro forma ownership of Yadkin common stock following the mergers as well as the pro forma market capitalization of the combined institution using Yadkin’s closing stock price on June 26, 2014, the latest practicable trading date.

	Yadkin Financial Corporation Ownership and Market Value Table (Pro Forma)
(Dollars in thousands)	Number of Yadkin Outstanding Shares	Percentage Ownership	Market Value at $19.03 Yadkin Share Price
Current Piedmont stockholders	9,219,406	29.1%	$175,445
Current VantageSouth stockholders (excluding Piedmont)	7,192,951	22.7%	136,882
Shares to be issued and held in Rabbi Trust	856,447	2.7%	16,298

Total current Piedmont & VantageSouth stockholders	17,268,804	54.5%	328,625
Current Yadkin shareholders	14,380,673	45.5%	273,664

Total	31,649,477	100.0%	$602,289

Next, the number of shares VantageSouth would have to issue to give Yadkin owners the same percentage ownership in the combined institution is calculated in the table below.

	Hypothetical VantageSouth Ownership
	Number of VantageSouth Outstanding Shares	Percentage Ownership
Current Piedmont shares outstanding	29,470,043	29.1%
Current VantageSouth stockholders (excluding Piedmont)	22,992,434	22.7%
Shares to be issued and held in Rabbi Trust	2,737,653	2.7%

Total current Piedmont & VantageSouth stockholders	55,200,129	54.5%
Current Yadkin shareholders	45,968,152	45.5%

Total	101,168,281	100.0%

Finally, the purchase price is calculated based on the number of hypothetical VantageSouth shares issued to Yadkin shareholders multiplied by the share price as demonstrated in the table below. Because Piedmont is the accounting acquirer in the mergers and is a private company, the market price per share was derived from Yadkin’s closing stock price on June 26, 2014. The equivalent VantageSouth market price per share was calculated based on the 0.3125 exchange ratio in the VantageSouth Merger.

(Dollars in thousands, except per share data)	Calculation of Yadkin Purchase Price
Equivalent VantageSouth market price per share	$5.95
Number of VantageSouth shares issued to Yadkin shareholders	45,968,152

Purchase price	$273,664

4.	Purchase Price Allocation

Below is a summary of the purchase price allocation used to develop the pro forma condensed combined balance sheet.

	Yadkin Financial Corporation (As Reported)	Adjustments to Reflect Yadkin / VantageSouth Merger	Yadkin Financial Corporation (As Adjusted for Acquisition Accounting)
Fair value of assets acquired:
Cash and cash equivalents	$61,518	$—	$61,518
Investment securities available for sale	267,093	—	267,093
Loans held for sale	6,962	—	6,962
Loans	1,366,176	(30,786)	1,335,390
Federal Home Loan Bank stock	2,789	—	2,789
Premises and equipment	40,396	—	40,396
Bank owned life insurance	27,169	—	27,169
Foreclosed assets	2,828	(600)	2,228
Deferred tax asset, net	20,305	4,124	24,429
Goodwill	—	121,872	121,872
Other intangibles	1,818	9,975	11,793
Accrued interest receivable and other assets	16,433	—	16,433

Total assets acquired	1,813,487	104,585	1,918,072
Fair value of liabilities acquired:
Deposits	1,525,474	3,830	1,529,304
Borrowings and debt	92,309	(14,388)	77,921
Accrued interest payable and other liabilities	6,928	—	6,928

Total liabilities acquired	1,624,711	(10,558)	1,614,153

Net assets acquired	188,776	115,143	303,919

Other equity interests at fair value:
Preferred stock	28,405	—	28,405
Common stock warrant	1,850	—	1,850

Total non-controlling interests	30,255	—	30,255

Purchase price			$273,664

YADKIN FINANCIAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2014

REFLECTING THE PIEDMONT MERGER

(Dollars in thousands)	Piedmont Community Bank Holdings, Inc. (As Reported by Accounting Acquirer)	Yadkin Financial Corporation (As Reported by Accounting Acquiree)	Adjustments to Reflect Yadkin / Piedmont Merger		Yadkin Financial Corporation (Pro Forma)
Assets
Cash and due from banks	$30,969	$32,254	$—		$63,223
Interest-earning deposits with banks	42,474	29,249	—		71,723
Federal funds sold	—	15	—		15
Investment securities available for sale	407,231	267,093	—		674,324
Investment securities held to maturity	3,119	—	—		3,119
Loans held for sale	11,158	6,962	—		18,120
Loans, net of allowance for loan losses	1,377,519	1,366,176	(30,786	)(a)	2,712,909
Federal Home Loan Bank stock	8,455	2,789	—		11,244
Premises and equipment, net	44,350	40,396	—		84,746
Bank-owned life insurance	33,386	27,169	—		60,555
Foreclosed assets	9,505	2,828	(600	)(b)	11,733
Deferred tax asset, net	52,276	20,305	4,124	(c)	76,705
Goodwill	26,254	—	121,872	(d)	148,126
Other intangible assets, net	5,657	1,818	9,975	(e)	17,450
Accrued interest receivable and other assets	56,615	16,433	—		73,048

Total assets	$2,108,968	$1,813,487	$104,585		$4,027,040

Liabilities and Shareholders’ Equity
Deposits:
Non-Interest bearing	$195,570	$287,585	—		$483,155
Interest bearing	1,459,234	1,237,889	3,830	(f)	2,700,953

Total deposits	1,654,804	1,525,474	3,830		3,184,108
Short-term borrowings	129,500	49,083	95	(g)	178,678
Long-term debt	69,961	43,226	(14,483	)(h)	98,704
Accrued interest payable and other liabilities	11,392	6,928	—		18,320

Total liabilities	1,865,657	1,624,711	(10,558)		3,479,810

Shareholders’ equity
Preferred stock	—	28,405	—		28,405
Common stock	15	14,381	17,253	(i)	31,649
Common stock warrants	—	1,850	—		1,850
Additional paid-in capital	155,578	187,317	154,565	(i)	497,460
Accumulated deficit	(9,413)	(43,943)	43,943	(i)	(9,413)
Accumulated other comprehensive loss	(1,588)	766	(1,899	)(i)	(2,721)

Total shareholders’ equity before non-controlling interests	144,592	188,776	213,862		547,230

Non-controlling interests	98,719	—	(98,719	)(j)	—

Total shareholders’ equity	243,311	188,776	115,143		547,230

Total liabilities and shareholders’ equity	$2,108,968	$1,813,487	$104,585		$4,027,040

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements (Piedmont Merger)” below for additional information.

YADKIN FINANCIAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2014

REFLECTING THE PIEDMONT MERGER

(Dollars in thousands)	Piedmont Community Bank Holdings, Inc. (As Reported by Accounting Acquirer)	Yadkin Financial Corporation (As Reported by Accounting Acquiree)	Adjustments to Reflect Yadkin / Piedmont Merger		Yadkin Financial Corporation (Pro Forma)
Interest income
Loans	$20,331	$16,937	$1,427	(k)	$38,695
Investment securities	1,985	1,719	—		3,704
Federal funds sold and interest-earning deposits	26	10	—		36

Total interest income	22,342	18,666	1,427		42,435

Interest expense
Deposits	1,659	1,669	(638	)(l)	2,690
Borrowings and debt	1,109	394	181	(m)	1,684

Total interest expense	2,768	2,063	(457)		4,374
Net interest income	19,574	16,603	1,884		38,061
Provision for (recovery of) loan losses	1,290	(460)	—		830

Net interest income after provision for loan losses	18,284	17,063	1,884		37,231

Non-interest income
Service charges and fees	1,315	2,249	—		3,564
Mortgage banking	318	1,022	—		1,340
Government guaranteed lending	2,341	—	—		2,341
Bank-owned life insurance	306	137	—		443
Gain on sales of available for sale securities	—	1,128	—		1,128
Other	387	161

Total non-interest income	4,667	4,697	—		9,364

Non-interest expense
Salaries and employee benefits	9,098	7,917	—		17,015
Occupancy and equipment	2,656	1,746	—		4,402
Merger and conversion costs	1,209	1,352	—		2,561
Other	6,073	4,178	295	(n)	10,546

Total non-interest expense	19,036	15,193	295		34,524

Net income before income taxes	3,915	6,567	1,589		12,071
Income tax expense	1,681	2,659	604	(o)	4,944

Net income	2,234	3,908	985		7,127
Dividends and accretion on preferred stock	—	559	—		559

Net income available to common shareholders	2,234	3,349	985		6,568
Net income attributable to non-controlling interests	990	—	(990	)(p)	—

Net income available to controlling interests	$1,244	$3,349	$1,975		$6,568

Net income per common share
Basic	$0.85	$0.24			$0.21

Diluted	$0.85	$0.23			$0.21

Weighted average common shares
Basic	1,466,664	14,211,456	17,263,544		31,475,000

Diluted	1,466,664	14,269,453	17,352,721		31,622,174

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements (Piedmont Merger)” below for additional information.

YADKIN FINANCIAL CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

REFLECTING THE PIEDMONT MERGER

(Dollars in thousands)	Piedmont Community Bank Holdings, Inc. (As Reported by Accounting Acquirer)	ECB Bancorp, Inc. (As Reported for Period from January 1 to March 31, 2013)	Adjustments to Reflect ECB Bancorp, Inc. Merger		Adjustments to Reflect VantageSouth’s Capital Raise and Preferred Stock Repurchase		Piedmont Community Bank Holdings, Inc. (Pro Forma for ECB Merger, Capital Raise and Preferred Stock Repurchase)	Yadkin Financial Corporation (As Reported by Accounting Acquiree)	Adjustments to Reflect Yadkin / Piedmont Merger		Yadkin Financial Corporation (Pro Forma)
Interest income
Loans	$71,975	$6,448	$1,051	(k)	$—		$79,474	$67,604	$7,133	(k)	$154,211
Investment securities	7,026	1,399	—		—		8,425	6,623	—		15,048
Federal funds sold and interest-earning deposits	89	16	—		—		105	72	—		177

Total interest income	79,090	7,863	1,051		—		88,004	74,299	7,133		169,436

Interest expense
Deposits	6,203	1,150	(357	)(l)	—		6,996	8,548	(2,553	)(l)	12,991
Borrowings and debt	2,450	154	(50	)(m)	—		2,554	1,693	629	(m)	4,876

Total interest expense	8,653	1,304	(407)		—		9,550	10,241	(1,924)		17,867

Net interest income	70,437	6,559	1,458		—		78,454	64,058	9,057		151,569
Provision for (recovery of) loan losses	5,469	1,258	—		—		6,727	(2,685)	—		4,042

Net interest income after provision for loan losses	64,968	5,301	1,458		—		71,727	66,743	9,057		147,527

Non-interest income
Service charges and fees	4,959	900	—		—		5,859	9,839	—		15,698
Mortgage banking	2,265	236	—		—		2,501	8,709	—		11,210
Government guaranteed lending	5,586	—	—		—		5,586	—	—		5,586
Bank-owned life insurance	1,226	93	—		—		1,319	599	—		1,918
Gain (loss) on sales of available for sale securities	1,215	305	—		—		1,520	(2,355)	—		(835
Other-than-temporary impairment of equity securities	—	—	—		—		—	(39	—		(39
Gain on sale of loans	—	—	—		—		—	575	—		575
Gain on sale of branch	—	—	—		—		—	310	—		310
Gain on acquisition	7,773	—	(7,773	)(q)	—		—	—	—		—
Other	2,156	328	—		—		2,484	766	—		3,250

Total non-interest income	25,180	1,862	(7,773)		—		19,269	18,404	—		37,673

Non-interest expense
Salaries and employee benefits	37,255	3,676	—		—		40,931	30,976	—		71,907
Occupancy and equipment	9,133	1,064	—		—		10,197	7,816	—		18,013
Merger and conversion costs	14,650	2,314	(1,148	)(r)	—		15,816	—	—		15,816
Other	20,832	2,501	122	(n)	—		23,455	17,128	1,179	(n)	41,762

Total non-interest expense	81,870	9,555	(1,026)		—		90,399	55,920	1,179		147,498

Net income before income taxes	8,278	(2,392)	(5,289)		—		597	29,227	7,879		37,702
Income tax expense	2,014	(823)	515	(o)	—		1,706	10,401	2,999	(o)	15,101

Net income	6,264	(1,569)	(5,804)		—		(1,109)	18,826	4,884		22,601
Dividends and accretion on preferred stock	—	265	—		(265)		—	1,877	—		1,877

Net income available to common shareholders	6,264	(1,834)	(5,804)		265		(1,109)	16,949	4,884		20,724
Net income attributable to non-controlling interests	3,718	—	(4,290	)(s)	110	(s)	(462)	—	462	(t)	—

Net income available to controlling interests	$2,546	$(1,834)	$(1,514)		$155		$(647)	$16,949	$4,422		$20,724

Net income per common share
Basic	$1.74						$(0.44)	$1.19			$0.66

Diluted	$1.74						$(0.44)	$1.19			$0.66

Weighted average common shares
Basic	1,466,664						1,466,664	14,203,099	17,239,112	(u)	31,442,211

Diluted	1,466,664						1,466,664	14,224,720	17,290,175	(u)	31,514,895

See “Notes to Unaudited Pro Forma Condensed Combined Financial Statements (Piedmont Merger)” below for additional information.

YADKIN FINANCIAL CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(PIEDMONT MERGER)

1.	Basis of Presentation

The unaudited pro forma condensed combined financial statements included herein have been prepared pursuant to the rules and regulations of the SEC. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been omitted pursuant to such rules and regulations. However, management believes that the disclosures are adequate to make the information presented not misleading.

2.	Pro Forma Adjustments

Below is a summary of the adjustments made to develop these unaudited condensed pro forma combined financial statements.

(a)	Adjustment reflects the elimination of Yadkin’s historical allowance for loan losses of $16.5 million and the recording of a fair value discount of $47.3 million on the loan portfolio. The fair value discount was calculated by forecasting cash flows over the expected remaining life of each loan and discounting those cash flows to present value using current market rates for similar loans. Forecasted cash flows include an estimate of lifetime credit losses on the loan portfolio and reflect the difference between contractual interest rates and current market rates for similar loans.

(b)	Adjustment reflects the write-down of certain foreclosed assets based on current estimates of property values given current market conditions and additional discounts based on the combined Yadkin’s disposition strategy.

(c)	Adjustment reflects the tax impact of pro forma acquisition accounting fair value adjustments.

(d)	Goodwill represents the excess of the purchase price over the fair value of acquired net assets. The purchase price will not be finalized until the Mergers are completed and will be based on the share price of Yadkin stock on that date. See “Purchase Price Allocation” below for more information regarding the allocation of the estimated Yadkin purchase price.

(e)	Adjustment reflects the fair value of the acquired core deposit intangible. The core deposit intangible is calculated as the present value of the difference between a market participant’s cost of obtaining alternative funds and the cost to maintain the acquired deposit base. Deposit accounts that are evaluated as part of the core deposit intangible include demand deposit accounts, money market and savings accounts.

(f)	Adjustment reflects the fair value premium on time deposits, which was calculated by discounting future contractual payments at a current market interest rate.

(g)	Adjustment reflects the fair value premium on short-term FHLB advances, which was calculated by discounting future contractual payments at current market interest rates. This fair value premium is also consistent with the prepayment penalty the FHLB would charge to terminate the advances.

(h)	Adjustment primarily reflects the fair value discount on junior subordinated debt to unconsolidated trusts (“trust preferred securities”). This discount was calculated by discounting future contractual payments at current market interest rates to issue similar securities, which was estimated at 8%.

(i)	Adjustments reflect the elimination of Yadkin’s historical accumulated deficit and accumulated other comprehensive income, an increase in common stock to reflect the par value of pro forma outstanding common shares following the Piedmont Merger, and an increase in additional paid-in-capital to reflect the adjusted common equity in the combined entity based the purchase price in the Piedmont Merger. Additionally, amounts have been transferred out of non-controlling interests to reflect the combined entity’s basis in Piedmont’s accumulated deficit and accumulated other comprehensive income.

(j)	Non-controlling interests have been eliminated from the ownership structure with the Piedmont merger into Yadkin.

(k)	Interest income on loans was adjusted to reflect the difference between the contractual interest earned on loans and estimated income accretion over the remaining life of the acquired loans based on current market yields for similar loans. Income accretion was estimated on a level yield basis.

(l)	Interest expense on deposits was adjusted to reflect the amortization of the estimated time deposit fair value premium over the remaining life of the deposits.

(m)	Interest expense on borrowings and debt was adjusted to reflect the amortization of the estimated fair value premium on FHLB advances over the remaining life of the advances and the accretion of the estimated fair value discount on trust preferred securities over the remaining life of the junior subordinated debt.

(n)	Adjustment reflects amortization of the core deposit intangible over an estimated ten-year useful life.

(o)	Adjustment reflects the tax impact of pro forma acquisition accounting adjustments on the pro forma condensed combined statement of operations.

(p)	Adjustment reflects dividends and accretion on preferred stock at Piedmont in 2013 with the elimination of non-controlling interests in the Piedmont Merger.

(q)	Adjustment reflects the elimination of the acquisition gain recognized in connection with the ECB merger. This gain was a nonrecurring item directly related to the merger and represents the excess of the fair value of acquired net assets over the ECB purchase price and fair value of other equity interests (i.e., preferred stock and common stock warrants).

(r)	Adjustment reflects the elimination of nonrecurring expenses that were necessary to complete the ECB merger (e.g., legal, accounting, and investment banking fees).

(s)	Adjustments reflect the change in net income attributable to non-controlling interests due to the ECB merger and VantageSouth capital raise and preferred stock repurchase, which are assumed to have occurred on January 1, 2013.

(t)	Adjustment reflects the elimination of non-controlling interests in the Piedmont Merger.

(u)	Adjustment reflects the conversion of pro forma weighted average shares of Piedmont and weighted average non-controlling shares of VantageSouth at the exchange ratios established for the Piedmont Merger and the VantageSouth Merger, respectively. This adjustment is the same number as is reflected in the VantageSouth Merger pro forma results of operations.

3.	Purchase Price Determination

The guidance in FASB ASC 805-40-30-2 explains that the purchase price in a reverse merger is determined based on “the number of equity interests the legal [acquiree] would have had to issue to give the owners of the legal [acquirer] the same percentage equity interest in the combined entity that results from the reverse acquisition.” The first step in estimating the purchase price in the Piedmont Merger is to determine the pro forma ownership of the combined institution following the Merger. The table below summarizes, for each current shareholder group, the pro forma ownership of Yadkin common stock following the Mergers as well as the pro forma market capitalization of the combined institution using Yadkin’s closing stock price on June 26, 2014, the latest practicable trading date.

	Yadkin Financial Corporation Ownership and Market Value Table (Pro Forma)
(Dollars in thousands)	Number of Yadkin Outstanding Shares	Percentage Ownership	Market Value at $19.03 Yadkin Share Price
Current Piedmont stockholders	9,219,406	29.1%	$175,445
Current VantageSouth stockholders (excluding Piedmont)	7,192,951	22.7%	136,882
Shares to be issued and held in Rabbi Trust	856,447	2.7%	16,298

Total current Piedmont & VantageSouth stockholders	17,268,804	54.5%	328,625
Current Yadkin shareholders	14,380,673	45.5%	273,664

Total	31,649,477	100.0%	$602,289

Next, the number of shares Piedmont would have to issue to give Yadkin and other owners the same percentage ownership in the combined institution is calculated in the table below.

	Hypothetical Piedmont Ownership
	Number of Piedmont Outstanding Shares	Percentage Ownership
Current Piedmont shares outstanding	1,466,664	29.1%
Current VantageSouth stockholders (excluding Piedmont)	1,144,287	22.7%
Shares to be issued and held in Rabbi Trust	136,247	2.7%

Total current Piedmont & VantageSouth stockholders	2,747,198	54.5%
Current Yadkin shareholders	2,287,741	45.5%

Total	5,034,939	100.0%

Finally, the purchase price is calculated based on the number of hypothetical Piedmont shares issued to Yadkin shareholders multiplied by the share price as demonstrated in the table below. Because Piedmont is the accounting acquirer in the Mergers and is a private company, the market price per share was derived from Yadkin’s closing stock price on June 26, 2014. The equivalent Piedmont market price per share was calculated based on the 6.28597 exchange ratio in the Piedmont Merger.

(Dollars in thousands, except per share data)	Calculation of Yadkin Purchase Price
Equivalent Piedmont market price per share	$119.62
Number of Piedmont shares issued to Yadkin shareholders	2,287,741

Purchase price	$273,664

4.	Purchase Price Allocation

Below is a summary of the purchase price allocation used to develop the pro forma condensed combined balance sheet.

	Yadkin Financial Corporation (As Reported)	Adjustments to Reflect Yadkin / Piedmont Merger	Yadkin Financial Corporation (As Adjusted for Acquisition Accounting)
Fair value of assets acquired:
Cash and cash equivalents	$61,518	$—	$61,518
Investment securities available for sale	267,093	—	267,093
Loans held for sale	6,962	—	6,962
Loans	1,366,176	(30,786)	1,335,390
Federal Home Loan Bank stock	2,789	—	2,789
Premises and equipment	40,396	—	40,396
Bank owned life insurance	27,169	—	27,169
Foreclosed assets	2,828	(600)	2,228
Deferred tax asset, net	20,305	4,124	24,429
Goodwill	—	121,872	121,872
Other intangibles	1,818	9,975	11,793
Accrued interest receivable and other assets	16,433	—	16,433

Total assets acquired	1,813,487	104,585	1,918,072
Fair value of liabilities acquired:
Deposits	1,525,474	3,830	1,529,304
Borrowings and debt	92,309	(14,388)	77,921
Accrued interest payable and other liabilities	6,928	—	6,928

Total liabilities acquired	1,624,711	(10,558)	1,614,153

Net assets acquired	188,776	115,143	303,919

Other equity interests at fair value:
Preferred stock	28,405	—	28,405
Common stock warrant	1,850	—	1,850

Total non-controlling interests	30,255	—	30,255

Purchase price			$273,664